BitNile Holdings, Inc.

Ault Lending, LLC

January 3, 2023

Exhibit 10.48

Giga-tronics, Incorporated

5990 Gleason Drive,

Dublin, CA 94568

January 3, 2023

BitNile Holdings, Inc.

11411 Southern Highlands Parkway, Suite 330,

Las Vegas, NV 89141

Attention: William Horne, CEO

Ault Lending, LLC

11411 Southern Highlands Parkway, Suite 330,

Las Vegas, NV 89141

Attention: David J. Katzoff, Manager

Re: Letter Agreement relating to Reservation of Shares

Dear Mr. Horne and Mr. Katzoff:

Reference is made to that certain senior secured promissory exchange note due December 31, 2024 in the principal amount of $4,382,740 (the “Exchange Note”) that was issued by Giga-tronics Incorporated, a California corporation (“Giga”) to BitNile Holdings, Inc., a Delaware corporation (“BitNile”) on December 31, 2022 pursuant to that certain exchange agreement dated December 31, 2022 between Giga and BitNile (the “Exchange Agreement”). Reference is also made to the Transaction Documents (as defined in the Exchange Agreement) (the “Exchange Transaction Documents”) dated as of December 31, 2022.

Reference is made to that certain senior secured promissory note due December 31, 2024 in the principal amount of $6,750,000 (the “Secured Note”) that was issued by Giga to Ault Lending, LLC, (“Ault”) on December 31, 2022 pursuant to that certain securities purchase agreement dated December 31, 2022 (the “Purchase Agreement”). Reference is also made to the Transaction Documents (as defined in the Purchase Agreement) (the “New Note Transaction Documents”) dated as of December 31, 2022.

The parties agree that notwithstanding the defined terms “Required Minimum” and “Reserve Amount” and the applicable related provisions in any of the Exchange Note, the Exchange Agreement, the Exchange Transaction Documents, the Secured Note, the Purchase Agreement and the New Note Transaction Documents (including the Warrant as defined in the Purchase Agreement), Giga shall not be required to reserve more than 150% of the shares issuable under the Exchange Note and the Secured Note using $0.78 per share (subject to adjustment for stock splits,

BitNile Holdings, Inc.

Ault Lending, LLC

January 3, 2023

stock dividends or combinations) plus reservation of one share for each outstanding share issuable under the warrants (subject to adjustment for stock splits, stock dividends or combinations).

Please acknowledge your agreement of the foregoing by executing a copy of this letter amendment and returning a copy for our files.

Giga:

GIGA-TRONICS INCORPORATED

By: __________________________

Name: Jonathan Read

Title: CEO

Agreed to and accepted:

BitNile:

BitNile Holdings, Inc.

By: ___________________________

Name: William Horne

Title: Chief Executive Officer

Ault:

Ault Lending, LLC

By: ___________________________

Name: David J. Katzoff

Title: Manager